Exhibit 10.48

CONFIDENTIAL TREATMENT REQUESTED.  Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and Rule 406 promulgated under the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO CUSTOMER DISTRIBUTION AGREEMENT

This Amendment to Customer Distribution Agreement (“Amendment”) is dated as of May 25, 2018 (the “Amendment Date”) by and among United Natural Foods, Inc., a Delaware corporation (“UNFI”), Tony’s Fine Foods, a California corporation (“Tony’s”) and Albert’s Organics, a California corporation (“Albert’s”) (UNFI, Tony’s and Albert’s being collectively referred to as “Supplier”), and Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation (“Customer”). Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Agreement (as that term is defined below).

WHEREAS, Supplier and Customer are parties to that certain Customer Distribution Agreement dated as of June 21, 2016 (the “Agreement”); and

WHEREAS, the parties have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises, the representations, warranties, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 4.A of the Agreement is hereby amended by adding the following at the end of such Section:

“In addition, commencing on May 25, 2018 (the ‘Produce Amendment Date’), Albert’s will assign: [***].”

2.	Section 14.D of the Agreement is hereby amended to read in its entirety as follows:

“Albert’s will be Customer’s primary distributor of produce products for those Customer stores located in the states identified on Schedule I attached hereto. For DSD’s, Albert’s requires a [***] per order per store. [***]. For Customer stores where, as of the Produce Amendment Date, orders for Albert’s produce products [***] per order, any changes to the delivery schedule in effect as of the Produce Amendment Date will require the parties’ mutual written consent.”

CONFIDENTIAL TREATMENT REQUESTED.  Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and Rule 406 promulgated under the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

3.	A new Section 2.D is hereby added to Exhibit A to the Agreement, such Section to read in its entirety as follows:

“1)     Commencing on the Produce Amendment Date, based on a minimum annual Net Sales volume of Albert’s produce products of [***] (the ‘Albert’s Produce Volume Forecast’), Albert’s produce products will be priced per the following tiers:

Net Produce Sales	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Produce Mark-up	[***]%	[***]%	[***]%	[***]%	[***]%	[***]%

The Customer’s purchase levels of Albert’s produce products will be reviewed following the end of each Supplier fiscal quarter (which end on October 31, January 31, April 31 and July 31 of each year) (each, a ‘Supplier Fiscal Quarter’). The Produce Mark-up for each Supplier Fiscal Quarter will: [***]. The applicable Produce Mark-up will be applied to the Cost of Product of each Albert's produce product. Should [***], Albert’s reserves the right, upon thirty (30) days’ prior written notice to Customer, to modify the Produce Mark-up. Should [***], Albert’s reserves the right, upon thirty (30) days’ prior written notice to Customer, to terminate the Amendment to Customer Distribution Agreement dated as of the Produce Amendment Date pursuant to which Albert’s produce products were added to the scope of Products covered by the Agreement (the ‘Amendment Agreement’).

2)     Upon Customer’s written instruction, [***]. If any reconciliation payment is necessary to maintain the Produce Mark-up at the end of each Supplier fiscal year ending July 31 (other than the Supplier fiscal year ending July 31, 2018), such payment will be made by either Albert’s or Customer, as appropriate, by August 31 of the year in question.

3)     Commencing on the Produce Amendment Date, the price of Albert’s produce products [***], per a schedule to be mutually agreed upon.

4)     Commencing on the Produce Amendment Date, for cross-dock deliveries of Albert’s produce products, the following fees (the ‘Cross-Dock Transfer Fees’) will apply:

●	[***]; and
●	[***].

Notwithstanding the foregoing, in the event cross-dock deliveries meet or exceed [***], the parties will in good faith renegotiate the cross-dock transfer fees described above.

5)     If [***], the parties agree to discuss in good faith whether and how any pricing of Albert’s produce products should be altered due to new logistical considerations.”

CONFIDENTIAL TREATMENT REQUESTED.  Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and Rule 406 promulgated under the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

4.	A new Section 5.A.5 is hereby added to Exhibit A to the Agreement, such Section to read in its entirety as follows:

“5)     Sales of produce products by Albert’s to Customer shall be excluded from all rebate programs except for the Albert’s Produce Growth Incentive Rebate (as that term is defined below).”

5.	A new Section 5.D is hereby added to Exhibit A to the Agreement, such Section to read in its entirety as follows:

“D.     Albert’s Produce Growth Incentive Rebate: Commencing on the Produce Amendment Date, Albert’s will provide Customer with an annual produce growth rebate (the ‘Albert’s Produce Growth Incentive Rebate’) of [***] based upon the following criteria:

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] The Albert’s Produce Growth Incentive Rebate will be calculated as of [***], and paid within [***]. Payment is conditional upon Customer remaining in good standing and otherwise remaining in compliance with the terms of this Agreement, including, without limitation, payment terms.”

6.	A new Section 7.C is hereby added to Exhibit A to the Agreement, such Section to read in its entirety as follows:

“If a delivery of any pallet(s) of Albert’s produce products is missed because Albert’s failed to load the pallet(s) at the loading dock, the below guidelines will apply: [***]

For the avoidance of doubt, the above-described guidelines will only apply to orders subject to expiration and will not apply to issues such as mis-picks or items billed ‘Not Received.’”

7.	A new Section 9 is hereby added to Exhibit A to the Agreement, such Section to read in its entirety as follows:

“9. Transition Allowance. Albert’s hereby agrees to pay to Customer an allowance (the ‘Transition Allowance’) equal to [***]. The Transition Allowance will be paid [***].”

8.

If this Amendment is terminated for any reason during the Term, then all the terms of this Amendment will automatically and with no further action by either party: (i) be deleted from the Agreement and (ii) be of no further force or effect.

9.	Except to the extent that this Amendment expressly modifies the Agreement, the Agreement shall remain in full force and effect.

CONFIDENTIAL TREATMENT REQUESTED.  Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and Rule 406 promulgated under the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

10.

This Amendment may be executed in counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS THEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first set forth above.

Vitamin Cottage Natural FOOD Markets Inc.		United Natural Foods, Inc.

By:	/s/ Kemper Isely	By:	/s/ [***]
Name: Kemper Isely Title: Co-President Date: May 24, 2018		Name: [***] Title: [***] Date: May 25, 2018

Albert’s Organics		Tony’s Fine Foods

By:	/s/ [***]	By:	/s/ [***]
Name: [***] Title: [***] Date: May 25, 2018			Name: [***] Title: [***] Date: May 25, 2018

CONFIDENTIAL TREATMENT REQUESTED.  Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and Rule 406 promulgated under the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

SCHEDULE I

States Where Albert’s Serves as Customer’s Primary Distributor of Produce

●	Arizona
●	Nevada
●	Utah
●	Montana (Billings only)
●	Wyoming
●	Colorado
●	New Mexico
●	Texas
●	Arkansas
●	Oklahoma
●	Missouri
●	Nebraska
●	Kansas
●	Iowa
●	Minnesota
●	South Dakota
●	North Dakota